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EXHIBIT 10.3

CONSENT OF GAFFNEY, CLINE & ASSOCIATES, INC.

June 28, 2004

        As independent reserve engineers for Repsol YPF S.A., Gaffney, Cline & Associates, Inc. hereby consents to the incorporation by reference in Section 2.2.1.1 "Oil and Gas Reserves" in Repsol YPF, S.A.'s annual report on Form 20-F (the "Form 20-F") for the year ended December 31, 2003 and in the Supplementary Information on Oil and Gas Exploration and Production Activities (unaudited information) to the Consolidated Financial Statements included therein. Gaffney, Cline & Associates, Inc. also consents to the references made in the Registration Statements Nos. 333-12254 and 333-10668 filed with the Securities and Exchange Commission into which the Form 20-F will be incorporated by reference.

                      Very truly yours,

                      /s/ GAFFNEY, CLINE & ASSOCIATES, INC.

                      Richard Bateman
                      Area Manager

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CONSENT OF GAFFNEY, CLINE & ASSOCIATES, INC.